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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              October 23, 2000.

                             STAN LEE MEDIA, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)



                Colorado             0-28530          84-1341980
                --------             -------          ----------
            (State or other        (Commission     (I.R.S. Employer
             jurisdiction of        File Number)    Identification
             incorporation)                             Number)



15821 Ventura Boulevard, Suite 675, Encino, California   91436
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(Address of Principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:     (818) 461-1757
                                                        --------------


                                 Not Applicable
                                 --------------
(Former name or former address, if changed since last report.)
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Item 5.  Other Items

         On October 26, 2000, Stan Lee Media, Inc. announced that it had amended its agreement with Macromedia, Inc. in connection with the distribution of certain of its animated series. The terms of the amendment are set forth in exhibit 10.1 hereto, and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

     None

(b)  Pro Forma Financial Information.

     None

(c)  Exhibits

     The following exhibits are filed with this report:



Exhibit
Number    Description
-------   -----------

10.1 Amendment No. 1 to Agreement, dated as of October 23, 2000, by and among Stan Lee Media, Inc., Shockwave.com, Inc. and Macromedia, Inc.
99.1      Press Release
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     SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       STAN LEE MEDIA, INC.
                                       --------------------
                                           (Registrant)


Date:  October 26, 2000                By:  /s/ Stephen Gordon
                                           -------------------------------------
                                       Stephen Gordon
                                       Executive Vice President - Operations
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                                 EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

10.1 Amendment No. 1 to Agreement, dated as of October 23, 2000, by and among Stan Lee Media, Inc., Shockwave.com, Inc. and Macromedia, Inc.
99.1      Press Release